_________________________________________________________________
_________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 24,
1997

               BCB FINANCIAL SERVICES CORPORATION
     (Exact name of registrant as specified in its charter)

        Pennsylvania               0-24114           23-2444807
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

400 Washington Street, Reading, Pennsylvania            19601
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (610) 376-5933

                               N/A
 (Former name or former address, if changed since last report.)

_________________________________________________________________
_________________________________________________________________

Item 5.  Other Events.

     The press release, dated November 24, 1997, of BCB Financial
Services Corporation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibit is filed herewith:

          99.1 Press Release, dated November 24, 1997, of BCB
               Financial Services Corporation.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BCB FINANCIAL SERVICES CORPORATION

Dated:  December 4, 1997
                              /s/ Nelson R. Oswald
                              Nelson R. Oswald,
                              President and Chief Executive
                              Officer

                          EXHIBIT INDEX

Exhibit Number

     99.1 Press Release, dated November 24, 1997, of BCB
          Financial Services Corporation.